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                                                                  EXHIBIT 23.09

                                    CONSENT

  The undersigned hereby consents to being named as a prospective director of American Telephone and Telegraph Company ("AT&T") in the Registration Statement on Form S-4 filed by AT&T with the Securities and Exchange Commission on February 1, 1994.

                                                   /s/ Craig O. McCaw
                                          -------------------------------------
                                                     CRAIG O. MCCAW